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                                  EXHIBIT 99.1
                            CERTIFICATION PURSUANT TO
                            18 U. S. C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Gordon Zacks, certify, pursuant to 18 U. S. C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge, the Quarterly Report of R. G. Barry Corporation on Form 10-Q for the quarterly period ended March 29, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of R. G. Barry Corporation.


                                       By:  /s/ Gordon Zacks        *
                                            -------------------------
                                       Gordon Zacks, President,
                                       Chief Executive Officer and
                                       Chairman of the Board




I, Daniel D. Viren, certify, pursuant to 18 U. S. C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge, the Quarterly Report of R. G. Barry Corporation on Form 10-Q for the quarterly period ended March 29, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of R. G. Barry Corporation.


                                       By: /s/ Daniel D. Viren      *
                                           --------------------------
                                       Daniel D. Viren
                                       Chief Financial Officer
                                       Senior Vice President - Finance,
                                       Treasurer and Secretary



          * A signed original of this written statement required by
          Section 906 has been provided to R. G. Barry Corporation and will be retained by R. G. Barry Corporation and furnished to the Securities and Exchange Commission or its staff upon request.






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